UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 21, 2017)

Ambac Financial Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 658-7470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to the Rehabilitation Exit Support Agreement

As previously disclosed, on July 19, 2017, Ambac Assurance Corporation (“AAC”), a wholly-owned subsidiary of Ambac Financial Group, Inc. (“AFG” and, together with AAC, the “Company”), and AFG entered into an agreement (the “Rehabilitation Exit Support Agreement”) with holders or beneficial owners (the “Supporting Holders”) of surplus notes issued by AAC (the “Surplus Notes”) and deferred amounts (including accretion amounts, the “Deferred Amounts”) of the Segregated Account of AAC (the “Segregated Account”) from time to time party thereto, with respect to a transaction which, subject to the conditions precedent set forth in the Rehabilitation Exit Support Agreement, and if consummated, would generally involve (i) the exchange of certain Surplus Notes held by holders of Surplus Notes that elect to participate in a voluntary exchange transaction and (ii) the satisfaction and discharge of all Deferred Amounts, in each case for an effective consideration package comprised of cash and new Secured Notes (as defined below) and certain existing Surplus Notes and (iii) the exit from rehabilitation of the Segregated Account (the “Rehabilitation Exit Transactions”).

On September 21, 2017, AAC, AFG and the Supporting Holders entered into the First Amendment to the Rehabilitation Exit Support Agreement (the “First Amendment”) to amend certain provisions of the Rehabilitation Exit Support Agreement, including the term sheets attached thereto, to reflect the terms of the definitive documents to which the parties had agreed during the course of their negotiation.

The First Amendment, among other things:

•	Amends certain terms in the Rehabilitation Exit Term Sheet attached as Exhibit A to the Rehabilitation Exit Support Agreement (the “Plan Amendment Term Sheet”) to:

•	Specify that the record date with respect to the Rehabilitation Plan Amendment (as defined below) shall be September 30, 2017;

•	Provide that if the amount of accretion on a holder’s Deferred Amount is less than 7.4% on the record date, and if such Deferred Amount relates to an insured obligation that is undercollateralized, then the remaining amount of such Deferred Amount that is to be discharged may include the portion of the applicable Deferred Amount that is in excess of the amount of accretion;

•	Provide that the Rehabilitator may provide alternative consideration to holders of Deferred Amounts, in an amount equal to the currently contemplated consideration, to the extent that AAC determines, in its sole discretion, that doing so is necessary or advisable to maintain compliance with any legal or regulatory requirements applicable to AAC or the Segregated Account;

•	Provide that, subject to the occurrence of the effective date of the Rehabilitation Plan Amendment, no accretion shall arise or accrue with respect to policy claims arising on or after the record date through and including one business day immediately preceding the effective date and such policy claims shall be paid in cash;

•	Provide that where underlying securities related to Deferred Amounts arising prior to the record date (“Pre-Record Date Deferred Amounts”) are held through the Depository Trust Company, the consideration for the Pre-Record Date Deferred Amounts shall be distributed to the ultimate beneficial holders of the securities and not to the applicable trustee. The consideration shall be deemed to be transferred to the trustee and the distribution will be deemed to have been received by beneficial holders on the next scheduled bond distribution date applicable to the relevant insured obligation or underlying indenture that gives rise to the related claim, notwithstanding the date when the consideration was actually received by such beneficial holders;

•	Amend the condition to the effectiveness of the Rehabilitation Plan Amendment such that the confirmation order of the Circuit Court for Dane County, Wisconsin approving the Rehabilitation Plan Amendment does not need to have become a final order;

•	Amends certain terms in the Secured Notes Term Sheet attached as Exhibit C to the Rehabilitation Exit Support Agreement (the “Secured Notes Term Sheet”) to:

•	Specify that the issuer (the “Secured Notes Issuer”) of the secured notes to be issued pursuant to the Rehabilitation Exit Transactions (the “Secured Notes”) will liquidate on or after a date that is at least 12 months after the earlier of (a) the satisfaction of all of the Secured Notes Issuer’s obligations under the Secured Notes (other than contingent indemnification obligations) and (b) the maturity date of the Senior Secured Notes (the “Maturity Date”); provided that (i) prior to the satisfaction of all of the Secured Notes Issuer’s obligations under the Secured Notes (other than contingent indemnification obligations), holders of the Secured Notes shall retain their rights to the collateral securing the Secured Notes and the financial guaranty insurance policy on the Secured Notes and any liquidation of the Secured Notes Issuer prior to such satisfaction shall result in the note collateral agent under the Secured Notes becoming the “Holder” of the Ambac Note (as defined in the Secured Notes Term Sheet) and retaining all rights and powers of the “Holder” thereunder (subject to the transfer restrictions for the Ambac Note) and (ii) such liquidation shall, in any event, be completed no later than the date that is 18 months after the earlier of (x) the satisfaction of all of the Secured Notes Issuer’s obligations under the Secured Notes (other than contingent indemnification obligations) and (y) the Maturity Date;

•	Provide that none of the collateral agent, the trustee or the holders of Secured Notes may sell the Ambac Note or the right to receive the proceeds from the RMBS litigations without the prior consent of AAC; provided that the foregoing shall not limit the assignment of the Ambac Note to the collateral agent in connection with a liquidation of the Secured Notes Issuer but shall limit the further assignment by the collateral agent without the prior consent of AAC;

The foregoing summary of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. Further information on the Rehabilitation Exit Support Agreement and the transactions contemplated thereby can be found in AFG’s Form 8-K filed on July 20, 2017.

Item 7.01. Regulation FD Disclosure.

On September 25, 2017, the Commissioner of Insurance of the State of Wisconsin (“OCI”) filed the amendment (the “Rehabilitation Plan Amendment”) of the Amended Plan of Rehabilitation of the Segregated Account, effective as of June 12, 2014, with the Circuit Court for Dane County, Wisconsin. We expect that the filing and related documents will be posted to the website maintained by the OCI, as Rehabilitator of the Segregated Account (the “Rehabilitator”), at www.ambacpolicyholders.com and certain documents have been posted to the Company’s website at www.ambac.com under the heading “Information for Investors Concerning Potential Rehabilitation Exit Transactions”.

The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

This Form 8-K and the materials attached as exhibits hereto are not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of an offering memorandum, nor is this Form 8-K and the materials attached as exhibits hereto an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this Form 8-K and the materials attached as exhibits hereto are not a solicitation of any consents from holders of Surplus Notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to the Rehabilitation Exit Support Agreement, by and among Ambac Assurance Corporation, Ambac Financial Group, Inc. and certain holders of Ambac Assurance Corporation’s 5.1% Surplus Notes due 2020 and certain holders of Ambac Assurance Corporation’s deferred payment obligations, dated as of September 21, 2017.

Forward-Looking Statements

This Form 8-K includes statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which, may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.

Any or all of management’s forward-looking statements in this Form 8-K includes statements may turn out to be incorrect and are based on management’s current belief or opinions. AFG’s actual results may vary materially, and there are no guarantees about the performance of AFG’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning our ability to achieve value for holders of AFG securities, whether from AAC or from transactions or opportunities apart from AAC; (3) adverse effects on our share price resulting from future offerings of debt or equity securities that rank senior to our common stock; (4) potential of rehabilitation proceedings against AAC; (5) dilution of current shareholder value or adverse effects on our share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by the rehabilitator of the Segregated Account for the benefit of policyholders that may result in material adverse consequences for holders of AFG’s securities or holders of securities issued or insured by AAC or the Segregated Account; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) our inability to realize the expected recoveries included in our financial statements; (10) changes in AFG’s estimated representation and warranty recoveries or loss reserves over time; (11) credit risk throughout our business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (12) concentration and essentiality risk in connection with Military Housing insured debt; (13) the risk that our risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (14) risks associated with adverse selection as our insured portfolio runs off; (15) adverse effects on operating results or our financial position resulting from measures taken to reduce risks in our insured portfolio; (16) intercompany disputes or disputes with the rehabilitator of the Segregated Account; (17) our inability to complete our announced Rehabilitation Exit Transactions on the terms contemplated or on a timely basis or at all; (18) the risk of loss from market and interest rate risk as AAC raises additional liquidity to fund the case component of the Segregated Account rehabilitation exit plan; (19) our inability to close the Tier 2 Note issuance; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) our substantial indebtedness could adversely affect our financial condition, operating flexibility and ability to obtain financing in the future; (22) restrictive covenants in agreements and instruments may impair our ability to pursue or achieve our business strategies; (23) loss of control rights in transactions for which we provide insurance due to a finding that AAC has defaulted, whether due to the Segregated Account rehabilitation proceedings or otherwise; (24) our results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of our insurance intangible asset; (25) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, from rules and procedures governing the payment of permitted policy claims, or from the characterization of our surplus notes as equity; (26) risks attendant to the change in composition of securities in our investment portfolio; (27) changes in tax law; (28) changes in prevailing interest rates; (29) factors that may influence the amount of installment premiums paid to AFG, including the Segregated Account rehabilitation proceedings; (30) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (31) market risks impacting assets in our investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (32) risks relating to determinations of amounts of impairments taken on investments; (33) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on our business, operations, financial position, profitability or cash flows; (34) our inability to realize value from Ambac Assurance UK Limited or other subsidiaries of AAC; (35) system security risks; (36) market spreads and pricing on derivative products insured or issued by AFG or its subsidiaries; (37) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (38) changes in accounting principles or practices that may impact AFG’s reported financial results; (39) legislative and regulatory developments; (40) the economic impact of “Brexit” may have an adverse effect on AFG’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (41) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (42) AFG’s financial position and the Segregated Account rehabilitation proceedings that may prompt departures of key employees and may impact our ability to attract qualified executives and employees; and (43) other risks and uncertainties that have not been identified at this time.

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Rehabilitation Exit Support Agreement, by and among Ambac Assurance Corporation, Ambac Financial Group, Inc. and certain holders of Ambac Assurance Corporation’s 5.1% Surplus Notes due 2020 and certain holders of Ambac Assurance Corporation’s deferred payment obligations, dated as of September 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: September 25, 2017	By:	/s/ Stephen M. Ksenak
Senior Managing Director and General Counsel